Contingent Liabilities, Commitments, Claims and Liens	12 Months Ended
Dec. 31, 2018
Contingent Liabilities Commitments And Liens
CONTINGENT LIABILITIES, COMMITMENTS, CLAIMS AND LIENS

NOTE 16:-	CONTINGENT LIABILITIES, COMMITMENTS, CLAIMS AND LIENS

a.	The Israel Securities Authority Administrative Letter of Claims against the Company:

From 2014 until 2017, the Company was subject to an administrative inquiry relating to the Company's reports (quality and scope of disclosure) to the Israel Securities Authority ("ISA") and the TASE with respect to the termination of a license agreement the Company had with Ramot at Tel-Aviv University Ltd. ("Ramot") for certain technology covering the Company's Alzheimer's technology and program, which was terminated in the beginning of 2014. In April 2017, the Company settled the administrative inquiry and admitted to the following breaches: (i) failure to submit an immediate report about a material event (the license agreement termination) in a timely and lawful manner; (ii) inclusion of a misleading detail in an immediate report; and (iii) misleading the ISA in connection with such actions. The Company was required to pay a monetary sanction of $43 thousand as an administrative penalty (the "Administrative Monetary Sum") (and potentially an additional equal sum if the Company is found to have committed the same breaches in the next 24 months). In addition, the Company's chairman was subject to a one year probationary condition, whereby if he was found to commit a similar violation, he will be prevented from serving as an officer or director of a public company. As of December 31, 2018, the entire Administrative Monetary Sum was paid by the Company.

In connection with the Administrative Monetary Sum, and because of a previous undertaking by the Company under a previous investment agreement as of 2016 between the Company and Jesselson Investments Ltd. ("Jesselson"), whereby if monetary sanction by the ISA is higher than $20 thousand, it will be imposed on the Company as a result of the abovementioned proceedings, the Company will be required to compensate Jesselson on the entire amount by way of cash payment or by equity payment (i.e., issuing Jesselson additional shares in an amount equal to the amount of the monetary sanctions divided by NIS 0.5 per share), at the discretion of Jesselson. As of December 31, 2018, the Company's debt to Jesselson is still outstanding, therefore a provision in the amount of $43 thousand was recorded.

In addition, under a different settlement agreement, the Company's Chairman also agreed under such proceedings, among others, to pay the same amount as an administrative penalty only (and to be subject to a one year probationary condition, whereby if he is found to have made similar alleged breaches, (which he was not), he would have been prevented from serving as an officer or director of a public company.

b.	New License Agreement with Ramot at Tel Aviv University Ltd.:

In February 2016, the Company entered into an exclusive, irrevocable, worldwide research and license agreement with Ramot for a patent application relating to methods for treatment of cognitive decline with low doses of tetrahydrocannabinol. Pursuant to the agreement, the Company is obligated to pay patent filing and prosecution expenses, including past expenses, and to fund further research in an amount of approximately $62 thousand. Furthermore, the Company is obligated to pay fees (aggregating approximately $3.5 million) upon the occurrence of certain milestones, including achieving the completion of a Phase II clinical trial, pivotal clinical trial, filing a new drug application with the U.S. Food and Drug Administration ("FDA"), the receipt of regulatory approvals and the achievement of worldwide sales which exceed certain thresholds. Pursuant to the agreement, the Company is obligated to pay royalties at a low single digit percentage rate upon commercialization of a product based on licensed asset, and a percentage rate in the low twenties pursuant to a sublicense of the licensed assets.

Pursuant to the agreement, the Company undertook to conduct technology research and the Company may terminate such obligation with no further obligation to fund it should the principal investigator cease to supervise the research and Ramot will be unable to locate an alternative scientist acceptable to the Company. The exclusivity under the license agreement expires and the agreement terminates upon expiration of all of the Company payment obligations under the agreement, after which Ramot shall be entitled to freely use, sell, and otherwise transfer the technology under the license and grant further licenses without accounting to the Company.

The patent expiration date of any patent maturing from this application would likely be 2035. The Company expects the exclusivity period to end upon the earlier of the termination of the license agreement or the patent expiration date.

On March 13, 2019, further to discussions between the Company and Ramot, the Company notified Ramot of its intent to terminate such agreement. As of the date hereof, the Company does not believe that terminating the agreement will have a material effect on the Company's operations and business.

c.	License Agreement with Dekel Pharmaceuticals Ltd.:

In May 2015, the Company entered into an exclusive, irrevocable, worldwide license agreement with Dekel Pharmaceuticals Ltd. (a private company controlled by the Company's chairman and interim Chief Executive Officer, Dr. Ascher Shmulewitz) ("Dekel") for certain technology and one granted U.S. patent related to compositions and methods for treating inflammatory disorders. The agreement became effective in August 2015. The Company then granted Dekel an option to purchase 3,876,000 of its ordinary shares at an exercise price of NIS 0.5 per share, exercisable for 90 days. The option was fully exercised as of November 2015.

The Company also granted Dekel an additional option to purchase 11,926,154 of its ordinary shares at an exercise price of NIS 0.65 per share, exercisable for 12 months. As of December 31, 2017, 65% of the second option (representing options to purchase 7,760,256 ordinary shares) has been exercised, for aggregate consideration of NIS 5 million, and the remainder of the option has expired.

Pursuant to the license agreement, in May 2016 the Company issued Dekel 200,000 of its ordinary shares at a price per share of NIS 0.5 on account of future royalty payments. The Company also is obligated to pay Dekel fees based on specific milestones and royalties upon commercialization. The milestone payments include: (i) $25 thousand upon the successful completion of preclinical trials (which milestone was met in November 2016; this payment was paid in cash in March 2017); (ii) $75 thousand upon the successful completion of a Phase I/IIa trial; and (iii) $75 thousand upon the earlier of generating net revenues of at least $200 thousand from the commercialization of the technology or the approval of the FDA or the European Medicines Agency, of a drug based on the licensed assets. In each case, and subject to the Company's discretion, the respective milestone payments are payable in cash or equity based on a price per ordinary share of NIS 0.5. The royalty payments are 8% for commercialization and 35% pursuant to a sub-license of the licensed assets. The patent expiration dates of any patents maturing from this application would likely be 2029.

On April 24, 2018, the Company paid the second milestone to the license agreement with Dekel in the amount of $75 thousand upon the successful completion of a Phase IIa trial. No other milestones were achieved during 2018 (see Note 22d.1).

d.	Term sheet Agreement with Belvit Pharma LLC.:

On June 7, 2016 (the "Effective Date"), the Company entered into a binding term sheet-agreement with Belvit Pharma LLC. ("Belvit") for certain intellectual property rights, including a provisional patent application covering the method and formulation for the sublingual administration of tetrahydrocannabinol ("THC") with enhanced bioavailability. The Company initially intends to exploit this technology with respect to Mild Cognitive Impairments. Pursuant to the term sheet, the Company will receive an exclusive, irrevocable, worldwide, license to develop, manufacture, and commercialize a drug based on a low-dose of THC and a right of first negotiation with respect to normal-dose technology within the twenty four months of the Effective Date of the term sheet. The Company agreed to pay all costs and expenses related to the development of the technology, and to conduct, at the Company's expense, a pharmacokinetics ("PK")/bioavailability study. The Company shall further pay Belvit a low single-digit royalty rate upon commercialization of a product based on the licensed assets. Furthermore, Belvit shall have the right to use the study results. Belvit shall pay the Company a low single-digit royalty rate from any income from other uses of the technology. While the Company will be responsible for the development of the technology, Belvit will be responsible for the formulation development. The term sheet further includes the development stages and estimated development costs. Filing and patent prosecution will be borne by both parties. Entry into a definitive license agreement is subject to the Company's successful completion of a PK/bioavailability study. The patent expiration date of any patent maturing from this application would likely be 2037. On August 25, 2017, the Company has received Chesapeake IRB (an Association for the Accreditation of Human Research Protection Programs-accredited company) approval for the protocol and ICF for the above mention PK study. Accordingly, the Company paid approximately $89 thousand for the PK study.

On April 30, 2018, the Company notified Belvit of its intent to terminate the binding term sheet dated June 7, 2016, between the Company and Belvit. Accordingly, the Company is discontinuing the development of its ultra-low dose THC via sublingual administration. As of December 31, 2018, the Company has no other commitments regarding this study.

e.	On November 22, 2016, the Company entered into an investigator initiated study contract with Yale University ("Yale") to conduct a phase IIa clinical trial. In December 2016, the first patient was enrolled. The proposed trial will evaluate the safety, tolerability and efficacy of THX-110 in treating approximately 18 Tourette syndrome subjects aged 18 to 60. The total agreement is estimating in the amount of approximately $230 thousand.

On December 4, 2017, the enrolment was completed. During 2018, the Company paid Yale $120 thousand and recorded a provision in the amount of $11 thousand.

f.	On November 16, 2017, the Company entered into an agreement with FGK Clinical Research GmbH ("FGK") to perform CRO activities for the Tourette syndrome study that was performed in Germany during 2018. FGK will provide, inter alia, regulatory writing and submissions, CRF services, supervision of the study conduct, data management and statistical analysis. During the year ended on December 31, 2018, the Company paid FGK $394 thousand due to the agreement. As of December 31, 2018, the agreement was on hold. Additional payments in the aggregate amount of $214 thousand are expected in the future.

g.	License Agreement with Yissum Research Development Company of the Hebrew University of Jerusalem Ltd:

In March 2017, the Company entered into an exclusive, worldwide, sublicensable, royalty-bearing license (the "Yissum License Agreement") with Yissum Research Development Company of the Hebrew University of Jerusalem Ltd. ("Yissum") for the grant of a license to an issued U.S. patent, including foreign counterparts, that covers nasal delivery of cannabinoids, all subject to a development plan to be approved by Yissum for the purpose of research, developing, and commercializing. Pursuant to the agreement, Yissum will grant the Company an exclusive, worldwide, sublicensable, royalty-bearing license to the patents and the Company will pay Yissum fees based on specific milestones (aggregating approximately $1 million) and medial single-digit royalties upon the commercialization of a product based on the licensed assets.

On March 18, 2018, the Company agreed to terminate the Yissum License Agreement, effective as of June 18, 2018, except for provisions which are expressly intended to survive termination. The Company did not make any regulatory filings and there were no development results generated under the Yissum License Agreement. In connection with such termination, the parties agreed to a mutual release. The Company estimates that the termination of the Yissum License Agreement shall have no material effect on its on-going projects and activities. In addition, the main reasons for said termination rest in the Company's intentions on focusing on more advanced drug delivery projects that are already under development.

On July 29, 2018, the Company entered into exclusive, worldwide, sublicensable, royalty-bearing license with Yissum for license to make commercial use of the licensed technology, in order to develop, obtain regulatory approvals, manufacture, market, distribute or sell products, all within the field and the territory only, as determined in the agreement (the "New License Agreement"). According to the New License Agreement, the Company shall pay Yissum royalties at the rates of future net sales, subject to the royalty reductions as described in the New License Agreement. The Company is also obligated to pay sublicense fees, out of the sublicense consideration. All right, title and interest in and to the New License Agreement shall vest solely in Yissum, and the Company shall hold and make use of the rights granted. All rights in the development results shall be solely owned by the Company, except to the extent that an employee of the Yissum, including the researcher, is considered an inventor of a patentable invention arising from the development results, in which case such invention and all patent applications and/or patents claiming such invention shall be owned jointly by the Company and Yissum, as appropriate, and Yissum's share in such joint patents shall be automatically included in the New License Agreements.

g.	License Agreement with Yissum Research Development Company of the Hebrew University of Jerusalem Ltd: (Cont.)

On October 4, 2018, the Company paid Yissum a total amount of $50 thousand due to the New License Agreement. The Company estimates that the expenses due to the research program of the New License Agreement and additional reimbursement for historical patent costs will be approximately $135 thousand.

h.	On April 11, 2017, the Company entered into an investigator initiated study contract with Hannover Medical School ("MHH") to conduct during 2018 a phase IIb clinical trial titled "A Randomized, Double-Blind, Placebo controlled study to Evaluate the Safety, Tolerability and Efficacy of Up to Twice Daily Oral THX-110 in Treating Adults with Tourette Syndrome" in treating approximately 20 Tourette syndrome subjects aged 18 to 65. Upon the execution of the agreement the Company paid the first installment in the amount of $122 thousand out of a total estimated amount of approximately $776 thousand. Due to regulatory and strategic reasons, the Company decided to change the study design from investigator initiated to an industry sponsored trial. During October 2017, a discussion was carried out between the Company and MHH and the latter was informed about this change and a termination letter stating the above was sent to MHH on November 19, 2017. MHH acknowledges it will have to pay back parts of the first instalment that were paid by the Company in accordions with the initial contract.

On August 13, 2018, the Company entered into an agreement with MHH to conduct a clinical investigation and laboratory services for a randomized, double-blind, placebo-controlled proof of concept study to evaluate the safety, tolerability and efficacy of daily oral THX-110 in treating adults with Tourette syndrome in an estimated amount of $835 thousand.

i.	On October 3, 2017, the Company entered into an agreement with Assuta Medical Center ("Assuta") to conduct a Phase IIa, sponsor-initiated trial for the treatment of OSA using the Company's proprietary cannabinoid-based technology, THX-110. The study was commenced in the second quarter of 2018. The expenses that were paid to Assuta during 2018 amounted to $20 thousand. The Company estimates that future expenses due to the agreement will aggregate to approximately $35 thousand.

j.	As of December 31, 2018, several claims were filed against THR by different suppliers, due to the fact that THR, due to its economic situation (as discussed in Note 5), was, and as of the Approval Date of the consolidated financial statements, is not able to comply with the terms of the contracts signed with each specific supplier. The claims are in an amount aggregating to approximately $789 thousand. THR is looking to settle all claims and as of December 31, 2018, has recorded a provision of $250 thousand.

k.	Operating lease commitments:

-	Therapix Operating Lease Agreements:

On July 10, 2017, a three-year (effective on August 1, 2017), lease agreement was signed with a third party (the "Lease Agreement") for an area of approximately 167 square meters in order to relocated the Company's offices from the Azrieli Center in Tel-Aviv to Hashahar tower in Givataaim. The monthly lease fee according to the Lease Agreement was set at approximately $6 thousand, linked to the NIS and Israeli CPI. The total rent expenses for the year ended on December 31, 2018, were approximately $72 thousand. As of December 31, 2018, the minimum lease payments for the following 19 months under the Lease Agreement are expected to be in the total amount of approximately $114 thousand.

According to the Lease Agreement, and in order to secure the Company's obligation for the lease of the offices above mentioned, the Company provided a bank guarantee of approximately $23 thousand in favor of the lessor. To secure the bank guarantee, the Company pledged such amount in a bank account.

-	THR Operating Lease Agreements:

As of December 31, 2018, THR had seven operating lease agreements for its headquarters, lab and clinics in different states and cities in the U.S., in which the main lease agreement is for THR's headquarters and lab in Brentwood, Tennessee, which is estimated at $31 thousand per month, and is the longest agreement signed, which secured THR's usage of the buildings until August 2028. THR's total rent and related expenses since the Acquisition Date up until December 31, 2018, were approximately $253 thousand.

The future minimum lease fees payable as of December 31, 2018, are as follows:

USD in thousands

For the year ended on December 31, 2019	$753
For the year ended on December 31, 2020	588
For the year ended on December 31, 2021 and onwards until 2028	3,261

$4,602

THR was not requested to provide any bank guarantees due to the lease agreements.